Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dynatronics Corporation, a Utah corporation (the “Company”), on Form 10-Q for the quarter ended September 29, 2018, as filed with the Securities and Exchange Commission (the “Report”),  Christopher R. von Jako, Ph.D., Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DYNATRONICS CORPORATION

Date: November 13, 2018	By:	/s/ Christopher R. von Jako, Ph.D.
Christopher R. von Jako, Ph.D.
Chief Executive Officer (Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Dynatronics Corporation and will be retained by Dynatronics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]